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                                                                    EXHIBIT 10.2

                             STOCKHOLDERS AGREEMENT


        STOCKHOLDERS AGREEMENT, dated as of May 16, 2001, by and between ESB Financial Corporation ("ESB"), a Pennsylvania corporation headquartered in Ellwood City, Pennsylvania, and certain stockholders of WSB Holding Company ("WSB"), a Pennsylvania corporation headquartered in Pittsburgh, Pennsylvania, named on Schedule I hereto (collectively the "Stockholders").

        WHEREAS, ESB and WSB have entered into an Agreement and Plan of Reorganization, dated as of the date hereof ("Agreement"), which is being executed simultaneously with the execution of this Stockholders Agreement ("Stockholders Agreement") and provides for, among other things, ESB's acquisition of WSB ("Agreement"), by means of a merger of WSB with and into ESB ("Merger") pursuant to an Agreement of Merger which is attached as Exhibit C to the Agreement; and

        WHEREAS, in order to induce ESB to enter into the Agreement, each of the Stockholders agrees, among other things, to vote in favor of the Agreement in his or her capacity as a stockholder of WSB.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. OWNERSHIP OF WSB COMMON STOCK. Each Stockholder represents and warrants that he or she has or shares the right to vote and dispose of the number of shares of common stock of WSB, par value $.10 per share ("WSB Common Stock"), set forth opposite such Stockholder's name on Schedule I hereto.

2. AGREEMENTS OF THE STOCKHOLDERS. Each Stockholder covenants and agrees that:

                (a) such Stockholder shall, at any meeting of WSB's stockholders called for the purpose ("WSB Stockholder Meeting"), vote, or cause to be voted, all shares of WSB Common Stock in which such stockholder has the right to vote (whether owned as of the date hereof or hereafter acquired) in favor of the Agreement and the related Agreement of Merger and against any plan or proposal pursuant to which WSB or any subsidiary thereof is to be acquired by or merged with, or pursuant to which WSB or any subsidiary thereof proposes to sell all or substantially all of its assets and liabilities to, any person, entity or group (other than ESB or any affiliate thereof);

                (b) such Stockholder shall, at a WSB Stockholder Meeting, use his or her best efforts to have each member of his or her immediate family who owns WSB Common Stock vote, or cause to be voted, all shares of WSB Common Stock in which such immediate


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        family member has the right to vote (whether owned as of the date hereof or hereinafter acquired) in favor of the Agreement and related Agreement of Merger and against any plan or proposal pursuant to which WSB or any subsidiary thereof is to be acquired or merged with, or pursuant to which WSB or any subsidiary thereof proposes to sell all or substantially all of its assets and liabilities to any person, entity or group (other than ESB or any affiliate thereof);

                (c) such Stockholder shall not, prior to the final voting record date established in connection with the WSB Stockholder Meeting, sell, pledge, transfer or otherwise dispose of his shares of WSB Common Stock;

                (d) such Stockholder shall use his best efforts to cause WSB to comply with the covenants made by WSB in the Agreement, to consummate the Merger and the other transactions contemplated by the Agreement and the related Agreement of Merger;

                (e) such Stockholder shall not in his capacity as a stockholder of WSB directly or indirectly encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than ESB or an affiliate thereof) concerning any merger, sale of substantial assets or liabilities not in the ordinary course of business, sale of shares of capital stock or similar transactions involving WSB or any subsidiary thereof (provided that nothing herein shall be deemed to affect the ability of any Stockholder to fulfill his duties as a director or officer of WSB); and

                (f) such Stockholder shall use his best efforts to take or cause to be taken all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the agreements contemplated by this Stockholders Agreement.

3. CERTAIN TRANSFERS. In the event of any transfer of shares of WSB Common Stock by operation of law, this Stockholders Agreement shall be binding upon and inure to the benefit of the transferee. Any transfer or other disposition of shares of WSB Common Stock in violation of Section 2 hereof shall be null and void.

4. TERMINATION. The parties agree and intend that this Stockholders Agreement be a valid and binding agreement enforceable against the parties hereto and that damages and other remedies at law for the breach of this Stockholders Agreement are inadequate. This Stockholders Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of the parties hereto and shall be automatically terminated in the event that the Agreement is terminated in accordance with its terms.


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5.      NOTICES. Notices may be provided to ESB and the Stockholders in the manner specified in Section 7.03 of the Agreement, with all notices to the Stockholders being provided to them at WSB in the manner specified in such section.

6. GOVERNING LAW. This Stockholders Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of laws thereof.

7. COUNTERPARTS. This Stockholders Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

8. HEADINGS AND GENDER. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stockholders Agreement. Use of the masculine gender herein shall be considered to represent the masculine, feminine or neuter gender whenever appropriate.


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        IN WITNESS WHEREOF, ESB, by a duly authorized officer, and each of the
Stockholders have caused this Stockholders Agreement to be executed as of the day and year first above written.

                                          ESB  FINANCIAL CORPORATION


                                    By:   /s/ Charlotte A. Zuschlag
                                          -------------------------------------
                                          Charlotte A. Zuschlag
                                          President and Chief Executive Officer


                                          STOCKHOLDERS:

                                          /s/ Robert D. Neudorfer
                                          -------------------------------------
                                          Robert D. Neudorfer

                                          /s/ Ronald W. Moreschi
                                          -------------------------------------
                                          Ronald W. Moreschi

                                          /s/ Joseph J. Manfred
                                          -------------------------------------
                                          Joseph J. Manfred

                                          /s/ John P. Mueller
                                          -------------------------------------
                                          John P. Mueller

                                          /s/ Stanford H. Rosenberg
                                          -------------------------------------
                                          Stanford H. Rosenberg

                                          /s/ Johanna C. Guehl
                                          -------------------------------------
                                          Johanna C. Guehl


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                                   SCHEDULE I



                                     Number of Shares of WSB Common
      Name of Stockholder               Stock Beneficially Owned
-------------------------------    ----------------------------------
Robert D. Neudorfer                               14,141

Ronald W. Moreschi                                 4,907

Joseph J. Manfred                                  7,793

John P. Mueller                                   12,793

Stanford H. Rosenberg                              9,788

Johanna C. Guehl                                   5,318


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